CHEM INTERNATIONAL, INC.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the historical financial statements of the Company and notes thereto.

RESULTS OF OPERATIONS

Year ended June 30, 1998 Compared to the Year Ended June 30, 1997

The Company's net [loss] for the year ended June 30, 1998 was $(97,438) as compared to net loss of $(654,304) for the year ended June 30, 1997. This decrease in net loss of approximately $557,000 is primarily the result of a $865,000 decrease in operating loss and a decrease in the federal tax benefit of approximately $200,000. The $865,000 decrease in operating loss is due to a gross profit increase of approximately $1,500,000 and an increase in selling and administrative expense of approximately $650,000.

Sales for the years ended June 30, 1998 and 1997 were $16,011,049 and $11,126,860, respectively, an increase of approximately $5,000,000 or 44%. For the year ended June 30, 1998, the Company had sales to one customer, who accounted for 44% of net sales in 1998 and 48% of net sales in 1997. The loss of this customer would have an adverse affect on the Company's operations.

Retail and mail order sales for the year ended June 30, 1998 totaled $1,090,854 as compared to $983,749 for the year ended June 30, 1997, an increase of $107,105 or 11%.

On February 17, 1997, the Company signed a distribution agreement with Roche Vitamins, Inc. to service and supply Roche products to a select segment of Roche's food, nutrition and cosmetic accounts. The agreement has an initial term of two years and shall be renewable for an additional term of one year each. Sales for the year ended June 30, 1998 totaled $1,250,480.

Cost of sales increased to $12,841,937 in 1998 as compared to $9,475,624 for 1997. Cost of sales decreased as a percentage of sales to 80% as compared to 85% for 1997. The decrease in cost of sales is due to greater operating efficiencies because of the extensive renovation of the blending department and an increase in sales to customers of bottled products.

Selling and administrative expenses for the year ended June 30, 1998 were $3,197,047 versus $2,546,972 for the same period a year ago. The increase of $650,075 was primarily attributable to an increase of advertising of approximately $170,000, an increase in travel and entertainment of approximately $85,000, a decrease in professional fees of approximately $55,000, a decrease in consulting fees of approximately $124,000, an increase in pension and profit-sharing plan expenses of approximately $400,000, and an increase in office salaries of approximately $49,000.

Other income [expense] was $(105,789) for the year ended June 30, 1998 as compared to $(4,588) for the same period a year ago. This increase in net expense of $101,201 is attributable to a decrease in interest expense of $12,128, a decrease in interest and investment income of $48,491, a decrease in sales of fixed assets of $25,000, a loss resulting from the write off of a note receivable of $33,058, and a decrease in partnership income of $6,780.

Year ended June 30, 1997 Compared to the Year Ended June 30, 1996

The Company's net [loss] for the year ended June 30, 1997 was $(654,304) as compared to net income of $42,198 for the year ended June 30, 1996. This decrease in net income of approximately $700,000 is primarily the result of a $1,200,000 decrease in operating income resulting from a decrease in gross profit of approximately $650,000 and an increase in selling and administrative expenses of approximately $550,000 for the year ended June 30, 1997 as compared to the year ended June 30, 1996. The decrease in gross profit is due to a higher percentage of sales to lower margin customers and an increase in raw material costs.

Cost of sales increased to $9,475,624 in 1997 as compared to $8,343,179 for 1996. Cost of sales increased as a percentage of sales to 85% as compared to 78% for 1996. The increase in cost of sales is due to an increase in material costs. The Company has begun to develop new raw material suppliers whereby the Company can achieve a lower cost of materials.

Selling and administrative expenses for the year ended June 30, 1997 were $2,546,972 versus $1,990,997 for the same period a year ago. The increase of $555,975 was primarily attributable to an increase in officers' compensation of approximately $225,000, an increase in office salaries of approximately $25,000, a decrease in professional fees of approximately $38,000, a decrease in travel and entertainment of approximately $21,000, an increase in consulting fees of approximately $207,000, a decrease in office rent of approximately $22,000, an increase in advertising and catalog costs of approximately $117,000 and an increase in payroll tax expense of approximately $9,000.

Other income [expense] was $(4,588) for the year ended June 30, 1997 as compared to $(127,823) for the same period a year ago. This increase of $123,235 is attributable to a decrease in sales of fixed assets of $39,000, an increase of $38,778 from a 50% owned partnership, a decrease in interest expense of $85,600 and an increase in interest and investment income of $37,857.

                            CHEM INTERNATIONAL, INC.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The Company began in July of 1997 a renovation of its blending department. Management expects the renovation to be completed by October 15, 1997 and expects to achieve greater manufacturing efficiencies as a result.

Sales for the years ended June 30, 1997 and 1996 were $11,126,860 and $10,637,797, respectively, an increase of approximately $490,000 or 5%. For the year ended June 30, 1997, the Company had sales to one customer, who accounted for 48% of net sales in 1997 and 40% of net sales in 1996. The loss of this customer would have an adverse affect on the Company's operations.

Retail and mail order sales for the year ended June 30, 1997 totaled $983,749 as compared to $756,711 for the year ended June 30, 1996, an increase of $227,038 or 30%.

On February 17, 1997, the Company signed a distribution agreement with Roche Vitamins, Inc. to service and supply Roche products to a select segment of Roche's food, nutrition and cosmetic accounts. The agreement has an initial term of two years and shall be renewable for additional terms of one year each. Sales for the period from February 20, 1997 through June 30, 1997 under the agreement totaled $308,259.

In 1997, the Company signed an exclusive agreement with International Nutrition Research Center, Inc. ["INRC"] to market and distribute the Master Amino Acid Pattern ["MAP"]. MAP is a new patented unique food supplement in the sports nutrition field and is specifically recommended for professional and weekend athletes who need to maximize protein synthesis. MAP is being marketed exclusively by "The Vitamin Factory, Inc." a subsidiary of the Company through mail order. MAP represents the first proprietary product developed for sale by the Company.

On July 7, 1997, the Company was informed by one of its suppliers of a recall of the supplier's raw material used in the manufacturing of tablets sold containing the recalled raw material. On July 17, 1997, the Company issued a voluntary recall to three customers affected by this and accordingly reduced its sales and accounts receivable at June 30, 1997 by $127,000. The Company believes they have recourse against the supplier for the full value of the tablets sold containing the recalled raw material. In September, the Company instituted suit to recover all damages.

LIQUIDITY AND CAPITAL RESOURCES

At June 30, 1998, the Company's working capital was $4,761,511 an increase of $729,109 over working capital at June 30, 1997. Cash and cash equivalents were $956,403 at June 30, 1998 a decrease of $53,853 from June 30, 1997. The Company utilized $414,153 and $1,776,278 for operations for the years ended June 30, 1998 and 1997, respectively. The primary reasons for the decrease in cash utilized for operations are (a) an increase in inventories of approximately $1,400,000, (b) an increase in accounts receivable of approximately $1,000,000 resulting from an increase of approximately $2,000,000 in sales for the quarter ended June 30, 1998, (c) an increase in accounts payable of approximately $1,000,000, (d) a decrease in prepaid pension costs of approximately $340,000 due to the termination of the Company's defined benefit pension plan in May of 1997, and (e) a decrease in refundable federal income taxes of $240,000. The Company utilized $740,216 and $660,004 in investing activities for the years ended June 30, 1998 and 1997, respectively. The Company generated net cash of $1,100,516 from debt financing activities for the year ended June 30, 1998 and generated $2,681,473 from financing activities for the year ended June 30, 1997 through net proceeds from a public offering of $3,426,344 and proceeds from debt financing of $412,744, with payments on debt of $1,157,615.

The Company had a $500,000 revolving line of credit with a bank which bears interest at 1.5% above the bank's prime lending rate and expired on July 29, 1998. At June 30, 1998, the balance due under the line of credit loan was $300,000. The Company has additionally secured a five year equipment loan with interest at .75% above the bank's prime lending rate. At June 30, 1998, the balance due under the equipment loan was $169,043.

On July 27, 1998, the Company signed a new financing agreement with a new bank providing for a $500,000 revolving line of credit with interest at 1.00% above the bank's prime lending rate and expiring on July 30, 1999, a $170,000 five year equipment loan with interest at 1.50% above the bank's prime lending rate expiring on June 30, 2003 and a five year $225,000 equipment term loan with interest at 1.50% above the bank's prime lending rate.

On July 29, 1998, the Company borrowed $300,000 from the new bank to pay off the existing line of credit balance and $170,000 to pay off the existing equipment loan balance. Subsequently, the Company repaid the $300,000 on August 7, 1998.

Effective July 1, 1996, the Company entered into employment agreements with each of its five executive officers providing for aggregate compensation in the amount of $680,000 for the fiscal years ending June 30, 1998 and June 30, 1999.

In December 1997, the Underwriter of the public offering ceased operations and market making activities. As part of the October 1996 underwriting agreement, the Company had entered into an agreement retaining the Underwriter as financial consultant to the Company for a two year period commencing on the date of the completion of the offering at a fee of $88,550. Accordingly at December 31, 1997, the balance of prepaid consulting fees of $36,896 was written off as consulting expense for the nine months ended December 31, 1997.

                            CHEM INTERNATIONAL, INC.
                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

On February 10, 1998, the Company signed an exclusive manufacturer agreement with Martin Health Care Products, Inc. to provide to Martin Health Care certain products for a ten year period. In connection with the agreement, the Company also agreed to forgive from Martin Health Care outstanding invoices totaling $22,000. In return for the forgiveness, Martin agreed to pay to the Company a royalty on sales of certain products and to issue to the Company 15,000 shares of common stock in Martin Health Care Products, Inc. The Company has recorded the cost for the common stock at $1,000 and has recorded the royalties as a non-current asset in the amount of $21,000.

On February 14, 1998, the Company signed a manufacturing agreement with Pilon International, PLC., a company that supplies Zepter International, a world-wide direct sales distributor of consumer products. The Company will manufacture and develop dietary supplements through the year 2001.

On March 12, 1998, the Company negotiated a three year promissory note with its Chairman and President. The note bears interest at 7% and is due on March 12, 2001. The note provides for interest only to be paid quarterly. As additional consideration for the loan and in light of the below market interest rate and uncollateralized nature of the loan, the Company issued a Class C Warrant to purchase 150,000 shares of common stock at the aggregate purchase price of $1.77 per share. The warrant is exercisable for a four year period commencing one year after the issuance of the note and expires on March 12, 2003.

On March 17, 1998, the Company secured a three year equipment loan with interest at 9.66%. At June 30, 1998, the balance due on the note was $101,529.

On April 9, 1998, the Company signed a development agreement with Herbalife International of America, Inc. ["Herbalife"] whereby the Company will develop, manufacture and supply certain nutritional products to Herbalife through December 31, 2000.

The Company's total annual principal commitments at June 30, 1998 for the next five years of $1,364,124 consists of obligations under operating leases for facilities and lease agreements for the rental of warehouse equipment, office equipment and automobiles.

Based upon a preliminary study, the Company expects to spend approximately $50,000 through 1999 to modify its computer information systems enabling proper processing of transactions relating to the year 2000 and beyond. The Company continues to evaluate appropriate courses of corrective action, including replacement of certain systems whose associated costs would be recorded as assets and amortized. Accordingly, the Company does not expect the amounts required to be expanded over the next eighteen months to have a material effect on its financial position or results of operations. The amount expended as of June 30, 1998 was $2,248.

NEW AUTHORITATIVE PRONOUNCEMENTS

The FASB has issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Earlier application is permitted. Reclassification of financial statements for earlier periods provided for comparative purposes is required. SFAS No. 130 is not expected to have a material impact on the Company.

The FASB has issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes how operating segments are reported in annual financial statements and requires the reporting of selected information about operating segments in interim financial reports issued to shareholders. SFAS No. 131 is effective for periods beginning after December 15, 1997, and comparative information for earlier years is to be restated. SFAS No. 131 need not be applied to interim financial statements in the initial year of its application. SFAS No. 131 is not expected to have a material impact on the Company.

In February 1998, the FASB issued SFAS No. 132, "Employers Disclosure about Pension and Other Postretirement Benefits," which is effective for fiscal years beginning after December 15,1997. The modified disclosure requirements are not expected to have a material impact on the Company's results of operations, financial position or cash flows.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective for fiscal years beginning after June 15, 1999. The Company will evaluate the new standard to determine any required new disclosures or accounting.

IMPACT OF INFLATION

The Company does not believe that inflation has significantly affected its results of operations.

                            CHEM INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998

--------------------------------------------------------------------------------

Assets:
Current Assets:
  Cash and Cash Equivalents                                          $   956,403
  Accounts Receivable - Net                                            3,460,937
  Inventories                                                          3,521,810
  Prepaid Expenses and Other Current Assets                              177,357
  Deferred Income Taxes                                                   63,000
                                                                     -----------
  Total Current Assets                                                 8,179,507
                                                                     -----------
Property and Equipment - Net                                           1,645,362
                                                                     -----------
Other Assets:
  Goodwill - Net                                                         281,884
  Deferred Income Taxes                                                   37,000
  Security Deposits and Other Assets                                      91,990
                                                                     -----------
  Total Other Assets                                                     410,874
                                                                     -----------
  Total Assets                                                       $10,235,743
                                                                     ===========

Liabilities and Stockholders' Equity:
Current Liabilities:
  Accounts Payable                                                   $ 2,837,042
  Notes Payable                                                          356,537
  Accrued Expenses and Other Current Liabilities                         165,439
  Accrued Expenses - Related Party                                        25,000
  Capital Lease Obligation                                                33,978
                                                                     -----------
  Total Current Liabilities                                            3,417,996
                                                                     -----------
Non-Current Liabilities:
  Notes Payable                                                          174,824
  Notes Payable - Related Party                                          688,447
  Capital Lease Obligation                                                67,551
                                                                     -----------
  Total Non-Current Liabilities                                          930,822
                                                                     -----------
Commitments and Contingencies [14]                                            --
                                                                     -----------
Stockholders' Equity:
  Preferred Stock - Authorized 1,000,000 Shares,
    $.002 Par Value, No Shares Issued                                         --
  Common Stock - Authorized 25,000,000 Shares,
    $.002 Par Value, 5,178,300 Shares Issued
    and Outstanding                                                       10,357
  Additional Paid-in Capital                                           4,847,405
  Retained Earnings                                                    1,029,163
                                                                     -----------
  Total Stockholders' Equity                                           5,886,925
                                                                     -----------
  Total Liabilities and Stockholders' Equity                         $10,235,743
================================================================================

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements.

                            CHEM INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------
Years Ended June 30,                                   1998           1997
-------------------------------------------------------------------------------

Sales                                              $16,011,049      $11,126,860

Cost of Sales                                       12,841,937        9,475,624
                                                   ----------------------------
  Gross Profit                                       3,169,112        1,651,236
Selling and Administrative Expenses                  3,197,047        2,546,972
                                                   ----------------------------
  Operating [Loss]                                     (27,935)        (895,736)
                                                   ----------------------------
Other Income [Expense]:
  Gain on Sale of Fixed Assets                              --           25,000
  Interest Expense                                     (80,616)         (85,696)
  Interest Expense - Related Party                      (7,051)         (14,099)
  Interest and Investment Income                        19,936           68,427
  Income [Loss] on Investment in Partnership            (5,000)           1,780
  [Loss] on Note Receivable                            (33,058)              --
                                                   ----------------------------
  Other [Expense] - Net                               (105,789)          (4,588)
                                                   ----------------------------
  [Loss] Before Income Taxes                          (133,724)        (900,324)
Federal and State Income Tax [Benefit]                 (36,286)        (246,020)
                                                   ----------------------------
  Net [Loss]                                       $   (97,438)     $  (654,304)
                                                   ============================
  Net [Loss] Per Common Share
    Basic and Diluted                              $      (.02)     $      (.16)
                                                   ============================
  Weighted Average Common Shares Outstanding         4,725,460        4,007,877
===============================================================================

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements.

                            CHEM INTERNATIONAL, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

------------------------------------------------------------------------------------------------------------------------
                                                    Common Stock                  Additional                   Total
                                                --------------------  Preferred    Paid-in        Retained  Stockholders'
For the Years Ended June 30, 1998 and 1997      Shares     Par Value    Stock      Capital        Earnings     Equity
------------------------------------------------------------------------------------------------------------------------
Balance - July 1, 1996                         3,370,000    $ 6,740     $ --     $ 1,883,132     $1,700,905   $3,590,777

Reversal of Issuance of Bridge Units            (300,000)      (600)      --      (1,199,400)        80,000   (1,120,000)
Imputed Interest on Note Payable -
  Related Party                                       --         --       --          14,099             --       14,099
Issuance of Stock Options                             --         --       --         143,601             --      143,601
Net Proceeds from Public Offering              1,265,000      2,530       --       3,354,640             --    3,357,170
Net [Loss]                                            --         --       --              --       (654,304)    (654,304)
                                               -------------------------------------------------------------------------
Balance - June 30, 1997                        4,335,000      8,670       --       4,196,072      1,126,601    5,331,343

Imputed Interest on Note Payable -
  Related Party                                       --         --       --           7,051             --        7,051
Common Stock Issued in Payment of Debt           843,300      1,687       --         571,757             --      573,444
Issuance of Stock Options                             --         --       --           4,343             --        4,343
Fair Value of Stock Purchase Warrant [7][12A]         --         --       --          68,182             --       68,182
Net [Loss]                                            --         --       --              --        (97,438)     (97,438)
                                               -------------------------------------------------------------------------
Balance - June 30, 1998                        5,178,300    $10,357     $ --      $4,847,405     $1,029,163   $5,886,925
========================================================================================================================

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements.

                            CHEM INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

-------------------------------------------------------------------------------
Years Ended June 30,                                      1998           1997
-------------------------------------------------------------------------------

Operating Activities:
  Net [Loss]                                          $   (97,438)  $  (654,304)
                                                      -------------------------
  Adjustments to Reconcile Net [Loss] to Net Cash
    [Used for] Operating Activities:
    Depreciation and Amortization                         413,060       310,395
    Lease Termination Items                                    --      (108,753)
    Amortization of Discount on Note Payable                6,629            --
    Deferred Income Taxes                                 (83,000)       27,000
    Imputed Interest on Note Payable - Related Party        7,051        14,099
    [Gain] Loss on Investment in Partnership                5,000        (1,780)
    Interest Income on Note Receivable                    (12,368)      (14,623)
    Write-off of Note Receivable                           33,058            --
    Bad Debt Expense                                       13,240        23,779
    [Gain] on Sale of Property and Equipment                   --       (25,000)
    Consulting Expense - Stock Options                      4,343       143,601

  Changes in Assets and Liabilities:
    [Increase] Decrease in:
      Accounts Receivable                              (1,031,469)     (291,987)
      Inventories                                      (1,435,444)     (653,134)
      Prepaid Expenses and Other Current Assets            97,032      (241,332)
      Prepaid Pension Costs                               340,291       (45,957)
      Security Deposits and Other Assets                   11,868       (12,991)
      Refundable Federal Income Taxes                     240,000            --

  Increase [Decrease] in:
    Accounts Payable                                    1,075,080      (115,228)
    Federal and State Income Taxes Payable                 (1,416)     (127,549)
    Accrued Expenses and Other Liabilities                    330        (2,514)
                                                      -------------------------
    Total Adjustments                                    (316,715)   (1,121,974)
                                                      -------------------------
  Net Cash - Operating Activities - Forward              (414,153)   (1,776,278)
                                                      -------------------------
Investing Activities:
  Investment in Partnership                                    --        (5,000)
  Investment in Officers Life Insurance                   (20,375)           --
  Issuance of Note Receivable                                  --      (223,750)
  Repayment of Loan from Related Company                       --        16,849
  Repayment of Note Payable - Stock Retirement                 --      (156,473)
  Purchase of Property and Equipment                     (974,385)     (316,499)
  Proceeds from Sale of Property and Equipment                 --        25,000
  Loans to Stockholders                                        --           (92)
  Repayment of Loans by Stockholders                        2,044            --
  Repayment of Note Receivable                            250,000         3,183
  [Loan to] Repayment of Loan to Related Company            2,500        (3,222)
                                                      -------------------------
  Net Cash - Investing Activities - Forward           $  (740,216)  $  (660,004)

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements.

                            CHEM INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

-------------------------------------------------------------------------------
Years Ended June 30,                                       1998          1997
-------------------------------------------------------------------------------

  Net Cash - Operating Activities - Forwarded          $ (414,153)  $(1,776,278)
                                                       ------------------------
  Net Cash - Investing Activities - Forwarded            (740,216)     (660,004)
                                                       ------------------------
Financing Activities:
  Proceeds from Public Offering                                --     3,426,344
  Proceeds from Notes Payable                             581,886       412,744
  Proceeds from Notes Payable - Related Party             750,000            --
  Repayment of Notes Payable                             (231,370)   (1,157,615)
                                                       ------------------------
  Net Cash - Financing Activities                       1,100,516     2,681,473
                                                       ------------------------
  Net [Decrease] Increase in Cash and Cash
    Equivalents                                           (53,853)      245,191

Cash and Cash Equivalents - Beginning of Years          1,010,256       765,065
                                                       ------------------------
  Cash and Cash Equivalents - End of Years             $  956,403   $ 1,010,256
                                                       ========================
Supplemental Disclosures of Cash Flow Information:
  Cash paid during the years for:
    Interest                                           $   55,000   $    59,000
    Income Taxes                                       $   75,000   $   168,000

Supplemental Disclosure of Non-Cash Investing and Financing Activities:

The Company incurred offering costs of $69,174 as of June 30, 1996. These costs were offset against the net proceeds of the public offering as reflected in the consolidated statements of stockholders' equity for the year ended June 30, 1997.

The Company issued 843,300 shares of its common stock to Gerob, a related party in consideration of $297,000 of past due rent and satisfaction of a promissory note in the amount of $276,444.

The promissory note from a related party is recorded net of a discount of $68,182, which represents the fair value of the Class C Warrant issued as consideration of the note.

The Company has received common stock and royalties receivable in exchange for forgiveness of debt in the amount of $22,000 from a customer.

The Accompanying Notes are an Integral Part of These Consolidated Financial Statements.

                            CHEM INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

[1] BUSINESS

Chem International, Inc. [the "Company"] is engaged primarily in the manufacturing, marketing and sales of vitamins, nutritional supplements and herbal products. Its customers are located primarily throughout the United States and Europe.

[2] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries all of which are wholly-owned. Intercompany transactions and balances have been eliminated in consolidation.

Cash and Cash Equivalents

Cash equivalents are comprised of certain highly liquid investments with a maturity of three months or less when purchased.

Inventories

The inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

Depreciation

The Company follows the general policy of depreciating the cost of property and equipment over the following estimated useful lives:

Leasehold Improvements                                                 15 Years
Machinery and Equipment                                                 7 Years
Machinery and Equipment Under Capital Leases                            7 Years
Transportation Equipment                                                5 Years

Machinery and equipment are depreciated using accelerated methods while leasehold improvements are amortized on a straight-line basis. Depreciation expense was $401,072 and $298,408 for the years ended June 30, 1998 and 1997, respectively. Amortization of equipment under capital leases is included with depreciation expense.

Goodwill

Goodwill, representing the excess of cost over the fair value of the net assets acquired of the Company's principal operating business subsidiary at its date of its acquisition in 1981, is being amortized over 40 years on the straight-line method. The Company carries its goodwill net of accumulated amortization of $197,596 and is subject to periodic review for impairment.

Amortization expense was $11,987 for each of the years ended June 30, 1998 and 1997.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Net [Loss] Per Share

The FASB issued SFAS No. 128, "Earnings Per Share," in February 1997. SFAS No. 128 simplifies the earnings per share ["EPS"] calculations required by Accounting Principles Board ["APB"] Opinion No. 15, and related interpretations, by replacing the presentation of primary EPS with a presentation of basic EPS. SFAS No. 128 requires dual presentation of basic and diluted EPS by entities with complex capital structures. Basic EPS includes no dilution and is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution of securities that could share in the earnings of an entity, similar to the fully diluted EPS of APB Opinion No. 15. SFAS No. 128 is effective for financial statements issued for periods ending after December 15, 1997, including interim periods; earlier application is not permitted. The Company has adopted SFAS No. 128 in these financial statements. Basic EPS is based on average common shares outstanding and diluted EPS include the effects of potential common stock, such as, options and warrants, if dilutive. Potential common shares of 150,000 are not currently dilutive, but may be in the future. Adoption of SFAS No. 128 is not material to the Company.

Revenue Recognition

The Company generally recognizes revenue upon shipment of the product.

Impairment

Certain long-term assets of the Company including goodwill are reviewed at least annually as to whether their carrying value has become impaired, pursuant to guidance established in Statement of Financial Accounting Standards ["SFAS"] No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations [undiscounted and without interest charges]. If impairment is deemed to exist, the assets will be written down to fair value which represents the projected discounted cash flows from related operations. Management also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of June 30, 1998, management expects these assets to be fully recoverable.

Advertising

Costs incurred for producing and communicating advertising are expensed when incurred. Advertising expense was $447,516 and $235,636 for the years ended June 30, 1998 and 1997, respectively.

[3] INVESTMENT IN AND ADVANCES TO PARTNERSHIP

The Company was a 50% general partner in Swedish Herbal Institute - Chem Associates [the "Partnership"]. In addition to its $1,000 capital investment, the Company had advanced approximately $70,000 in exchange for a series of promissory notes. As of June 30, 1996, the Partnership was insolvent and the Company recorded a loss on its investment and a charge for approximately 50% of its note receivable for the year ended June 30, 1997. At June 30, 1998, the balance of this note of $33,058 including accrued interest was written off as uncollectible.

[4] INVESTMENT IN MANHATTAN HEALTH PRODUCTS, L.L.C.

The Company is a 50% partner in Manhattan Health Products, L.L.C. at June 30, 1998. The Company's capital investment was written down to $-0-, which reflects a capital cost of $5,000 and a net loss of $5,000 at June 30, 1998.

[5] INVENTORIES

Inventories consist of the following at June 30, 1998:

--------------------------------------------------------------------------------
Raw Materials                                                         $2,122,343
Work-in-Process                                                          419,663
Finished Goods                                                           979,804
                                                                      ----------
  Total                                                               $3,521,810
================================================================================

                            CHEM INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

[6] PROPERTY AND EQUIPMENT

Property and equipment comprise the following at June 30, 1998:

--------------------------------------------------------------------------------
Leasehold Improvements                                                $1,252,399
Machinery and Equipment                                                2,288,210
Machinery and Equipment Under Capital Leases                             109,545
Transportation Equipment                                                  36,652
                                                                      ----------
Total                                                                  3,686,806
Less: Accumulated Depreciation and Amortization                        2,041,444
                                                                      ----------
  Total                                                               $1,645,362
================================================================================

[7] NOTES PAYABLE

Notes payable are summarized as follows at June 30, 1998:

--------------------------------------------------------------------------------
                                                         Related
                                              Notes     Party Note
                                             Payable      Payable         Total
--------------------------------------------------------------------------------
Notes Payable:
  Bio Merieux Vitek, Inc.(a)                $ 62,318     $     --     $   62,318
  President and Chief
    Executive Officer(b)                          --      688,447        688,447
  Summit Bank:
    Revolving Line-
      of-Credit(c)                           300,000           --        300,000
    Equipment Term Loan(d)                   169,043           --        169,043
                                            ------------------------------------
  Totals                                     531,361      688,447      1,219,808
  Less: Current Portion                      356,537           --        356,537
                                            ------------------------------------
    Noncurrent Portion                      $174,824     $688,447     $  863,271
================================================================================

(a) Five year 10% equipment note dated April 1, 1997 providing for monthly payments of $1,698 for principal and interest. The note is collateralized by laboratory equipment.

(b) Three year non-collaterized 7% promissory note for $750,000 with related party providing for quarterly payments of $13,125 representing interest only. The note matures on March 12, 2001. As additional consideration for the loan and in the light of the below market interest rate and uncollateralized nature of the loan, the Corporation issued a Class C Warrant to purchase 150,000 shares of common stock at the aggregate purchase price of $1.75 per share. The note is recorded net of $68,182, which represents the fair value of the Class C warrant. The amortization at June 30, 1998 was $6,629 and is classified as interest expense in the Company's financial statements. The warrant is exercisable for a four year period commencing one year after the issuance of the note and expires on March 12, 2003 [See Note 17F].

(c) Under the terms of a revolving line of credit which expired on July 29, 1998, the Company borrowed $300,000 under a $500,000 line of credit at 11/2% above the bank's prime rate. The loan was collateralized by accounts receivable, inventory and machinery and equipment. The loan has been guaranteed by the Company's president and principal stockholder. At June 30, 1998, the interest rate was 10.0% [See Note 19].

(d) Under the terms of an equipment term loan, due November 30, 2001, the Company may borrow up to $350,000 at 11/2% above the bank's prime rate. The term loan provides for monthly payments of $4,698 for principal and interest. At June 30, 1998, the interest rate was 9.75%. The loan is collateralized by machinery and equipment. The loan has been guaranteed by the Company's president and principal stockholder.

The loan agreement with Summit Bank contained certain financial covenants relating to the maintenance of specified liquidity, debt to equity and debt coverage ratios and requires that the Company's president and principal stockholder maintain a minimum stock ownership percentage of the Company. The Company was not in compliance with its debt coverage ratio on a consolidated basis at June 30, 1998 [See Note 19].

The non-interest bearing note of approximately $276,000 due to Gerob Realty Partnership ["Gerob"] on September 10, 2002 was exchanged in consideration of shares of authorized but unissued common stock [See Note 17E].

The following are maturities of long-term debt for each of the next five years:

--------------------------------------------------------------------------------
                                                         Related
                                              Notes     Party Note
                                             Payable      Payable        Total
--------------------------------------------------------------------------------
June 30,
  1999                                      $356,537     $     --     $  356,537
  2000                                        62,814           --         62,814
  2001                                        68,783      688,447        757,230
  2002                                        43,227           --         43,227
  2003                                            --           --             --
                                            ------------------------------------
  Totals                                    $531,361     $688,447     $1,219,808
================================================================================

[8] CAPITAL LEASE

The Company acquired equipment under the provision of a long-term lease. The lease expires in March 2001. The equipment under the capital lease as of June 30, 1998 had a cost of $109,545 accumulated depreciation of $15,654 with a net book value of $93,891.

The future minimum lease payments under capital leases and the net present value of the future minimum lease payments at June 30, 1998 are as follows:

-------------------------------------------------------------------------------
Total Minimum Lease Payments                                           $115,390
Amount Representing Interest                                            (13,861)
                                                                       --------
Present Value of Net Minimum Lease Payments                             101,529
Current Portion                                                         (33,978)
                                                                       --------
  Long-Term Capital Lease Obligation                                   $ 67,551
===============================================================================

[9] INCOME TAXES

Provision for income taxes consists of the following:

-------------------------------------------------------------------------------
Years Ended June 30,                                         1998        1997
-------------------------------------------------------------------------------
Currently Payable:
  Federal                                                 $ 33,134    $(277,276)
  State                                                     13,580        4,256
                                                          ---------------------
                                                            46,714     (273,020)
                                                          ---------------------

Deferred:
  Federal                                                  (60,275)      22,950
  State                                                    (22,725)       4,050
                                                          ---------------------
                                                           (83,000)      27,000
                                                          ---------------------
  Totals                                                  $(36,286)   $(246,020)
===============================================================================

Reconciliation of the statutory federal income tax rate to the Company's effective income tax rate is as follows:

--------------------------------------------------------------------------------
Years Ended June 30,                                                1998   1997
--------------------------------------------------------------------------------
U.S. Statutory Rate                                                 (34)%  (34)%
State Taxes on Income -
  Net of Federal Benefit                                             (6)    (6)
Nondeductible Items:
  Travel and Entertainment                                            1      4
  Amortization of Goodwill                                            9      2
  Other - Net                                                        --      1
  Consulting Fees                                                     3      6
                                                                    ------------
  Effective Income Tax Rate                                         (27)%  (27)%
================================================================================

                            CHEM INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Deferred income taxes arise from temporary differences resulting from income and expense reported for financial accounting and tax purposes in different periods.

The significant components of deferred tax assets and [liabilities] relate to the following at June 30, 1998:

--------------------------------------------------------------------------------
Inventory Cost                                                          $ 31,000
Other                                                                     10,000
Nondeductible Expense                                                     22,000
Depreciation Expense                                                      37,000
                                                                        --------
  Subtotal                                                               100,000
Valuation Allowance                                                           --
                                                                        --------
  Net Deferred Tax Assets                                               $100,000
================================================================================

The Company believes that net deferred tax assets, which are included in other current assets, are more likely than not to be realized because all deductible temporary differences will be utilized as charges against reversals of future taxable temporary differences. Accordingly, the Company has not recorded a valuation allowance for the year ended June 30, 1998. This is unchanged from prior year.

The Company and its subsidiaries file a consolidated federal income tax return.

[10] PENSION PLANS

In May 1998, with the approval of the Internal Revenue Service, the Company terminated the defined benefit pension plan. At June 30, 1997, the Company had included in the balance sheet in other assets a prepaid pension cost of $340,291 and a corresponding deferred tax liability of $136,000. At June 30, 1998, the Company wrote off the balance of the prepaid pension cost of $340,291 to pension plan expense and reduced the deferred tax liability accordingly. The $340,291 is included in selling and administrative expense at June 30, 1998.

The Company sponsored a noncontributory defined benefit pension plan covering all nonunion employees meeting age and service requirements. Contributions to the plan, which are made solely by the Company, are determined by an outside actuarial firm. The Company made no contributions and incurred no expense for 1998 or 1997, respectively.

The defined benefit pension plan called for benefits to be paid to eligible employees at retirement based primarily upon years of service with the Company and the average monthly compensation. Contributions to the plan reflect benefits attributed to employees' services to date, as well as services expected to be earned in the future. Plan assets consisted primarily of marketable securities.

Pension expense includes the following components:

-------------------------------------------------------------------------------
Years Ended June 30,                                            1998      1997
-------------------------------------------------------------------------------
Service Cost of the Current Period                             $ --    $ 27,920
Interest Cost on the Projected
  Benefit Obligation                                             --      36,541
Actual Gain on Assets Held in the Plan                           --     (81,318)
Net Amortization of Transition
  Liability and Net Gain                                         --     (29,100)
                                                               ----------------
  Pension Expense [Credit]                                     $ --  $  (45,957)
===============================================================================

The following sets forth the funded status of the plan and the amounts shown in the accompanying balance sheet:

--------------------------------------------------------------------------------
                                                             1998        1997
--------------------------------------------------------------------------------
Actuarial Present Value of
  Benefit Obligations:
    Vested Benefits                                         $ --    $  (567,601)
    Nonvested Benefits                                        --             --
                                                            -------------------
    Accumulated Benefit Obligation                            --       (567,601)
    Effect of Anticipated Future
      Compensation Levels and
      Other Events                                            --        (31,187)
                                                            -------------------
    Projected Benefit Obligation                              --       (598,788)
    Fair Value of Assets Held in the Plan                     --      1,138,348
                                                            -------------------
    Excess of Plan Assets Over
      Projected Benefit Obligation                            --        539,560
    Unrecognized Transition Obligation                        --         80,500
    Unrecognized Net Gain from
      Past Experience Different
      than Assumed                                            --       (279,769)
                                                            -------------------
  Prepaid Pension Cost Included
    in the Balance Sheet                                    $ --    $   340,291
================================================================================

The weighted average discount rate used to measure the projected benefit obligation is 7% for 1997, the rate of increase in future compensation levels was 2% for 1997, and the expected long-term rate of return on assets was 7% for 1997. The Company used the straight-line method of amortization of unrecognized gains and losses.

Additionally, the Company participates in a union sponsored multi-employer defined contribution plan covering all union employees. Information relating to accumulated benefits obligations and plan assets is not available. Under ERISA, an employer, upon withdrawal from a multi-employer plan, is required to fund its proportionate share of the plan's unfunded vested benefits at the point of withdrawal. The Company has no intention of withdrawing from the plan. The Company is required to fund the plan on the first of each month for the preceding month's obligation. Total contributions charged to operations were $59,977 and $48,960 for the years ended June 30, 1998 and 1997, respectively.

[11] PROFIT-SHARING PLAN

The Company maintains a profit-sharing plan which qualifies under Section 401(k) of the Internal Revenue Code, covering all nonunion employees meeting age and service requirements. Contributions are determined by matching a percentage of employee contributions. The total expense for the years ended June 30, 1998 and 1997 was $43,257 and $32,596, respectively.

[12] SIGNIFICANT RISKS AND UNCERTAINTIES

[A] Concentrations of Credit Risk - Cash

The Company maintains balances at several financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000. At June 30, 1998, the Company's uninsured cash balances totaled approximately $644,000. The Company does not require collateral in relation to cash credit risk.

                            CHEM INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

[B] Concentrations of Credit Risk - Receivables

The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk of its customers, establishes an allowance for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowances is limited. The Company does not require collateral in relation to its trade accounts receivable credit risk. The amount of the allowance for uncollectible accounts at June 30, 1998 is $25,750.

[13] MAJOR CUSTOMER

For the years ended June 30, 1998 and 1997, approximately 44% or $7,000,000 and 48% or $5,400,000, respectively, of revenues were derived from one customer. The loss of this customer would have an adverse affect on the Company's operations. In addition, for the years ended June 30, 1998 and 1997, an aggregate of approximately 19% and 19%, respectively, of revenues were derived from two other customers; no other customers accounted for more than 10% of consolidated sales for the years ended June 30, 1998 and 1997. Accounts receivable from these customers comprised approximately 48% and 51% of total accounts receivable at June 30, 1998 and 1997, respectively.

[14] COMMITMENTS AND CONTINGENCIES

[A] Leases

Related Party Leases - Certain manufacturing and office facilities are leased from Gerob Realty Partnership ["Gerob"] whose partners are stockholders of the Company. The lease, which expires on December 31, 1998, provides for a minimum annual rental of $60,000 plus payment of all real estate taxes. Rent and real estate tax expense for the years ended June 30, 1998 and 1997 on this lease was approximately $116,000 and $143,000, respectively. Unpaid rent of $25,000 due to Gerob at June 30, 1998 has been separately disclosed as accrued expenses on the consolidated balance sheet. Past due rent at December 31, 1997 of $297,000 was forgiven in consideration of issuance of shares of common stock [See Note 17E].

Other warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by the Company's president and principal stockholder and certain family members and 10% owned by the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rental of $346,000 through January 10, 2002 plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five year period. Rent expense for the years ended June 30, 1998 on this lease was approximately $450,000.

Other Lease Commitments - The Company leases warehouse equipment for a five year period providing for an annual rental of $15,847 and office equipment for a five year period providing for an annual rental of $8,365.

The Company leases automobiles under non-cancelable operating lease agreements which expire through 2001.

The minimum rental commitment for long-term non-cancelable leases is as follows:

--------------------------------------------------------------------------------
                                                           Related
                                               Lease     Party Lease
Year Ending June 30,                         Commitment   Commitment     Total
--------------------------------------------------------------------------------
1999                                         $ 53,646    $  346,000   $  399,646
2000                                           48,240       346,000      394,240
2001                                           24,717       346,000      370,717
2002                                           16,912       182,609      199,521
2003                                               --            --           --
Thereafter                                         --            --           --
                                             -----------------------------------
Total                                        $143,515    $1,220,609   $1,364,124
================================================================================

Total rent expense, including real estate taxes and maintenance charges, was approximately $568,000 and $411,000 for the years ended June 30, 1998 and 1997, respectively. Rent expense is stated net of sublease income of approximately $16,000 and $160,000 for the years ended June 30, 1998 and 1997, respectively.

[B] Employment Agreements

Effective July 1, 1996, the Company entered into three year employment agreements with its president and four other officers which provide for aggregate annual salaries of $580,000 for the year ending June 30, 1997, and $680,000 for the years ending June 30, 1998 and 1999, respectively. These agreements are subject to annual increases equal to at least the increase in the consumer price index for the Northeastern area.

[C] Investment in and Royalties Receivable from Martin Health Care Products,
    Inc.

On February 10, 1998, the Company signed an exclusive manufacturer agreement with Martin Health Care Products, Inc. to provide to Martin Health Care certain products for a ten year period. In connection with the agreement, the Company also agreed to forgive from Martin Health Care outstanding invoices totaling $22,000. In return for the forgiveness, Martin agreed to pay to the Company a royalty on sales of certain products and to issue to the Company 15,000 shares of common stock in Martin Health Care Products, Inc. The Company has recorded the cost for the common stock at $1,000 and has recorded the royalties as a non-current asset in the amount of $21,000.

[D] Litigation

The Company is unable to predict its ultimate financial exposure with respect to its prior sale of certain products which may have contained allegedly contaminated Tryptophan which is the subject of numerous lawsuits against unrelated manufacturers, distributors, suppliers, importers and retailers of that product. However, management does not presently believe the outcome of these actions will have a material adverse effect on the Company.

On July 7, 1997, the Company was informed by one of its suppliers of a recall of the supplier's raw material which was used in manufacturing of tablets sold by the Company. On July 17, 1997, the Company issued a voluntary recall to three customers affected by this and, accordingly, reduced its sales and accounts receivable at June 30, 1997 by $127,000. The Company believes they have recourse against the supplier for the full value of the tablets sold containing the recalled raw material. The Company does not believe there will be any significant additional costs relating to this recall. On September 30, 1997, the Company instituted suit to recover all damages. The case is currently in the discovery stage. The Company expects that the case will proceed to non-binding arbitration in January 1999. No estimate can be made at June 30, 1998 as to the amount, if any, of ultimate recovery.

[E] Consulting Agreements

On October 29, 1996, the Company entered into a two year consulting agreement for $88,550 with the underwriter of the Company's public offering, which is being taken into expense over the term of the agreement. In December 1997, the underwriter of the public offering ceased operations and market making activities. At December 31, 1997, the balance of prepaid consulting fees of $36,896 was written off as consulting expense.

The Company entered into a consulting agreement with a financial advisory group ["Consultants"] commencing on March 20, 1998 until February 28, 1999. The Company is obligated to pay $2,500 for services rendered at the end of each month that services are provided during the terms of this agreement. In addition, the Company has issued to the Consultants options for 45,000 shares of common stock [See Note 17D].

                            CHEM INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

[F] Development and Supply Agreement

On April 9, 1998, the Company signed a development and supply agreement with Herbalife International of America, Inc. ["Herbalife"] whereby the Company will develop, manufacture and supply certain nutritional products to Herbalife through December 31, 2000.

[G] Manufacturing Agreement

On February 14, 1998, the Company signed a manufacturing agreement with Pilon International, PLC., a company that supplies Zepter International, a world-wide direct sales distributor of consumer products. The Company will manufacture and develop dietary supplements through the year 2001.

[15] RELATED PARTY TRANSACTIONS

During the year ended June 30, 1997, the Company entered into a consulting agreement with the brother of the Company's president on a month to month basis for $1,000 per month. The total consulting expense recorded per this verbal agreement for the years ended June 30, 1998 and 1997, by the Company was $12,000 and $11,000, respectively.

[16] FAIR VALUE OF FINANCIAL INSTRUMENTS

Generally accepted accounting principles require disclosing the fair value of financial instruments to the extent practicable for financial instruments which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

In assessing the fair value of financial instruments, the Company uses a variety of methods and assumptions, which are based on estimates of market conditions and risks existing at the time. For certain instruments, including cash and cash equivalents, accounts receivable, notes receivable, accounts payable, and accrued expenses, it was estimated that the carrying amount approximated fair value because of the short maturities of these instruments. Short-term debt and long-term debt including long-term debt to a related party is based on current rates at which the Company could borrow funds with similar remaining maturities and approximates fair value.

[17] EQUITY TRANSACTIONS

[A] Capital Stock

In February 1996, the Company [a New York corporation] was merged into its wholly-owned subsidiary, Chem International, Inc. [a Delaware corporation], pursuant to Section 253 of the Delaware Corporation Law for the sole purpose of changing its domicile. As a result thereof and after giving effect to restatements to the Company's certificate of incorporation subsequent to the conversions and retirement of the previously outstanding Class A and Class B preferred stock, the authorized capitalization of the Company is as follows:

Preferred Stock: Authorized 1,000,000 shares $.002 par value
Common Stock: Authorized 25,000,000 shares $.002 par value

The Board of Directors of the Company has the right to determine the designations, rights, preferences and privileges of the holders of one or more series of preferred stock which might be issued.

In May 1996, the Company sold, in a private placement, 70,000 shares of common stock for $175,000. In June 1996, the Company also issued the equivalent of 300,000 Bridge Units [each consisting of one share of common stock and one warrant to purchase a share of common stock at $5.50 a share for four years following the offering] in connection with the sale of $300,000 of 7% promissory notes to four investors. The Bridge Units were valued at $4 each, a total of $1,200,000, which was being charged to operations over the term of the Bridge Notes. On October 16, 1996, the Bridge Lenders waived their rights to the bridge units and agreed to the cancellation of the underlying securities. Accordingly, the Company has eliminated the amount previously recorded for the bridge units and the related bridge loan finance costs of $80,000.

In July 1996, the Company affected a 1 for 4 reverse common stock split. The financial statements give retroactive effect to the reverse stock split.

On October 29, 1996, the Company received net proceeds of approximately $3,400,000 from the sale of 632,500 units at $7.00 per unit in a public offering. Each unit consisted of two shares of Common Stock and two Class A Redeemable Common Stock Purchase Warrants.

[B] Additional Paid-in Capital

For financial accounting purposes, interest of 8.5% a year was being imputed on a related party non-interest bearing note [See Note 7].

[C] Stock Option Plan

The Company has adopted a stock option plan for the granting of options to employees, officers, directors and consultants of the Company to purchase up to 1,000,000 shares of common stock, at the discretion of the Board of Directors. Stock option grants are limited to a total of 500,000 shares for "incentive stock options" and 500,000 shares for "non-statutory options" and, may not be priced less than the fair market value of the Company's common stock at the date of grant. Options granted are generally for ten year periods, except that options granted to a 10% stockholder [as defined] are limited to five year terms. On October 16, 1996, options to purchase 573,597 shares at the offering price [$3.50] and 25,974 shares at 110% of the offering price were granted. Such options became exercisable on October 16, 1997. The weighted average grant date fair value of the above options was $3.50.

Information pertaining to options as of June 30, 1998 and for the year then ended is as follows:

-------------------------------------------------------------------------------
                                                         Weighted     Remaining
                                                         Average    Contractual
                                                         Exercise       Life
                                                Common   Price Per   of Options
                                                Shares    Share     Outstanding
-------------------------------------------------------------------------------
Options Outstanding -
  June 30, 1996                                     --        --             --

Granted:
  Exercise Price Equals
    Market Price                               573,597      3.50      4.3 Years
  Exercise Price is Greater
    Than Market Price                           25,974      3.85      8.7 Years
Options Exercised                                   --        --             --
Options Canceled                                    --        --             --
                                               --------------------------------
  Options Outstanding -
    June 30, 1997                              599,571     $3.52      4.5 Years
Granted:
  Exercise Price is Greater
    Than Market Price                           45,000      2.54            4.8
Options Exercised                                   --        --             --
Options Canceled                                    --        --             --
                                               --------------------------------
  Options Outstanding -
    June 30, 1998                              644,571      3.45            3.6
                                               ================================
  Options Exercisable -
    June 30, 1998                              644,571     $3.45            3.6
===============================================================================

                            CHEM INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company applies APB Opinion 25 in accounting for its stock issued to employees. Accordingly, no compensation cost has been recognized for employee stock options for the years ended June 30, 1998 and 1997, respectively.

Net income [loss] and net income [loss] per share as reported, and on a pro forma basis as if compensation cost had been determined on the basis of fair value pursuant to SFAS No. 123 is as follows:

-------------------------------------------------------------------------------
Years Ended June 30,                                       1998         1997
-------------------------------------------------------------------------------
Net [Loss] - As Reported                                 $(97,438)  $  (654,304)
                                                         ======================
Pro Forma                                                $(97,438)  $(1,589,680)
                                                         ======================
[Loss] Per Share - As Reported                           $   (.02)  $      (.16)
                                                         ======================
Pro Forma                                                $   (.02)  $      (.40)
===============================================================================

During the years ended June 30, 1998 and 1997, the Company issued 45,000 and 75,000 stock options, respectively, to consultants at an exercise price equal to the market price [$1.06 and $3.50, respectively] on the dates of grants. The cost of issuing these stock options to consultants during the years ended June 30, 1998 and 1997, is approximately $4,300 and $144,000. The weighted average fair value of the stock options granted to consultants for the years ended June 30, 1998 and 1997 is estimated at $2.54 and $2.08, respectively, using the Black-Scholes option pricing model and using a risk-free interest rate of 5.3% and 6.1%, an expected volatility ranging from 43% to 52% for 1998 and 64% for 1997, and an expected life of 5 years. No dividends are expected to be paid during the expected life of the options.

[D] Consultant Agreement/Stock Options

In connection with a consulting agreement dated March 20, 1998, the Company has issued three options for 45,000 shares of common stock [See Note 14E]. Each option is exercisable for 15,000 shares at exercise prices of $1.125, $2.50 and $4.00, respectively. These options are exercisable until five years following the date of this agreement.

[E] Related Party Debt Conversion

On January 12, 1998, the Company signed a Stock Sale Agreement with Gerob. Under the terms of the agreement, the Company sold 843,300 shares of common stock to Gerob. The issuance of the stock was in consideration of $297,000 of past due rent and the satisfaction of a promissory note of $276,444 [See Note 7 and 14A].

[F] Related Party Promissory Note

On March 12, 1998, the Company negotiated a three year promissory note for $750,000 with its Chairman and President. The note bears interest at 7% and is due on March 12, 2001. The note provides for interest only to be paid quarterly. As additional consideration for the loan and in the light of the below market interest rate and uncollateralized nature of the loan, the Corporation issued a Class C Warrant to purchase 150,000 shares of common stock at the aggregate purchase price of $1.75 per share. The note is recorded net of $68,182, which represents the fair value of the Class C Warrants. Amortization of $6,629 was recorded for the warrants at June 30, 1998. The warrant is exercisable for a four year period commencing one year after the issuance of the note and expires on March 12, 2003 [See Note 7].

[18] NEW AUTHORITATIVE PRONOUNCEMENTS

The FASB has issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Earlier application is permitted. Reclassification of financial statements for earlier periods provided for comparative purposes is required. SFAS No. 130 is not expected to have a material impact on the Company.

The FASB has issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 131 changes how operating segments are reported in annual financial statements and requires the reporting of selected information about operating segments in interim financial reports issued to shareholders. SFAS No. 131 is effective for periods beginning after December 15, 1997, and comparative information for earlier years is to be restated. SFAS No. 131 need not be applied to interim financial statements in the initial year of its application. Management is in the process of evaluating the disclosure requirements. SFAS No. 131 is not expected to have a material impact on the Company.

In February 1998, the FASB issued SFAS No. 132, "Employers Disclosure about Pension and Other Postretirement Benefits," which is effective for fiscal years beginning after December 15, 1997. The modified disclosure requirements are not expected to have a material impact on the Company's results of operations, financial position or cash flows.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective for fiscal years beginning after June 15, 1999. The Company will evaluate the new standard to determine any required new disclosures or accounting.

[19] SUBSEQUENT EVENTS

On July 27, 1998, the Company signed a new financing agreement with First Union Bank providing for a $500,000 revolving line of credit with interest at 1% above the bank's prime lending rate and expiring on July 30, 1999, a $170,000 five year equipment loan with interest at 1.50% above the bank's prime lending rate expiring on June 30, 2003, and a five year $225,000 equipment term loan with interest at 1.50% above the bank's prime lending rate. The above financing is personally guaranteed by the Company's President, and is collateralized by a security interest in all the assets of Manhattan Drug Company. The financing with First Union Bank contains certain financial covenants relating to the maintenance of specified liquidity, debt to equity and debt coverage ratios.

On July 29, 1998, the Company borrowed $300,000 of the $500,000 revolving line of credit from the new bank to pay off the existing line of credit balance at June 30, 1998 and used the $170,000 equipment loan to pay off the existing equipment loan balance at June 30, 1998. Subsequently, the Company repaid the $300,000 on August 7, 1998.

                            CHEM INTERNATIONAL, INC.
                     MARKET FOR COMPANY'S COMMON EQUITY AND
                           RELATED STOCKHOLDER MATTERS

On October 30, 1996, the Company's units [Consisting of two shares of Common Stock and two Class A Redeemable Warrants], Common Stock and Class A Redeemable Warrants commenced trading on the National Association of Securities Dealers Automated Quotation SmallCap Market System "NASDAQ" under the symbols CXILU, CXIL and CXILW, respectively. In November 1996 the Company unbundled its public unit. In November 1996, the Company authorized NASDAQ to delist the Unit [CXILU] and cease trading it. Prior to the Company's initial public offering in October 1996 the Common Stock was traded sporadically in the over-the-counter market on the NASD's Electronic Bulletin Board during the period commencing December 18, 1995 through May 5, 1996, at which time it was voluntarily withdrawn from trading.

The following table sets forth the high and low prices for each of the Unit, the Common Stock and the Class A Redeemable Warrant for the periods indicated as reported by NASDAQ.

--------------------------------------------------------------------------------
                                                         High             Low
--------------------------------------------------------------------------------

UNITS [CXILU]

Time Period:

October 30, 1996 through November 27, 1996
[Trading ceased on November 29, 1996]                    27               8

COMMON STOCK [CXIL]

Time Period:

October 30, 1996 through December 31, 1996               10               5 1/4
January 1, 1997 through March 31, 1997                   10 1/4           6 1/4
April 1, 1997 through June 30, 1997                       8 3/4           2 1/2
July 1, 1997 through September 30, 1997                   3 7/8           1 7/8
October 1, 1997 through December 31, 1997                 3 5/16           13/32
January 1, 1998 through March 31, 1998                    2 1/4             1/2
April 1, 1998 through June 30, 1998                       3 3/8           1 5/8

CLASS A REDEEMABLE WARRANTS [CXILW]

Time Period:

October 30, 1996 through December 31, 1996                5               2 1/4
January 1, 1997 through March 31, 1997                    5 1/2           2 1/2
April 1, 1997 through June 30, 1997                       4 3/4             3/8
July 1, 1997 through September 30, 1997                   1                 3/8
October 1, 1997 through December 31, 1997                 1                 1/16
January 1, 1998 through March 31, 1998                      7/16            1/16
April 1, 1998 through June 30, 1998                         3/4             5/16

As of June 30, 1998 there were approximately 167 holders of record of the Company's Common Stock.

The Company has not declared or paid a dividend with respect to its Common Stock nor does the Company anticipate paying dividends in the foreseeable future.

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Board of Directors of Chem International, Inc.

We have audited the accompanying consolidated balance sheet of Chem International, Inc. and its subsidiaries as of June 30, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two fiscal years in the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chem International, Inc. and its subsidiaries as of June 30, 1998, and the consolidated results of their operations and their cash flows for each of the two fiscal years in the period then ended in conformity with generally accepted accounting principles.

MOORE STEPHENS, P. C.
Certified Public Accountants

Cranford, New Jersey
August 14, 1998